UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        January 27, 2006
                                                --------------------------------

                              MEGADATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

         0-7642                                            11-2208938
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(Commission File Number)                       (IRS Employer Identification No.)

             47 Arch Street
              Greenwich, CT                                   06830
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(Address of Principal Executive Offices)                    (Zip Code)

                                  203-622-4086
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01 Entry into a Material Definitive Agreement.

      On January 27, 2006, the Company entered into a Debt Extension Agreement with G.S. Beckwith Gilbert, the Company's Chairman and significant shareholder, effective November 1, 2005, pursuant to which the Company and Mr. Gilbert agreed to modify certain terms and conditions of an outstanding promissory note that was previously issued by the Company to Mr. Gilbert. The principal amount of such previously issued note was due on November 1, 2005, and the total amount due and owing as of November 1, 2005 was $9,989,880. Pursuant to the Debt Extension Agreement, the Company issued a new note in replacement of this previously issued note. Under the terms of the new note, principal and accrued interest due and owing on the previously issued note as of November 1, 2005, aggregate into a new principal amount of $9,989,880 with a maturity date of November 1, 2006 bearing an interest rate of 4.5%.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

      10.2  Debt Extension Agreement, dated as of January 27, 2006.

                            DEBT EXTENSION AGREEMENT

This Agreement is made and entered into as of this 1st day of November 2005, by and between G. S. Beckwith Gilbert, of 35 Vista Drive, Greenwich, Connecticut 06830 ("Lender"), and MEGADATA CORPORATION, a New York corporation, with its principal place of business at 35 Orville Drive, Bohemia, New York 11716 ("Borrower" or "Megadata"):

                                   WITNESSETH

      WHEREAS, Megadata has issued promissory notes to Lender for value received;

      WHEREAS, the total amount due and owing under the promissory notes and accrued interest as of November 1, 2005 is $9,989,880; and

      WHEREAS, Lender and Megadata desire to modify certain terms and conditions of the outstanding promissory notes as of the date of this Agreement and issue a Replacement promissory note for value received upon the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1. MODIFICATION OF PREVIOUS NOTES:

      The outstanding promissory notes previously issued to Lender plus accrued interest totaling $9,989,880 in aggregate principal amount shall be modified as set forth herein.


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

2. ISSUANCE AND TERMS OF REPLACEMENT NOTE:

      For value received, Megadata shall issue a Replacement Note
(the "Replacement Note") to Lender in the aggregate principal amount of $9,989,880. The Replacement Note will be in the form attached as Exhibit A hereto.

      TERM. The principal amount of the Replacement Note, together with any and all accrued and unpaid interest thereon, shall be paid in full on November 1, 2006.

      INTEREST. The Replacement Note shall bear interest on the unpaid principal amount, from the date of issuance until paid in full at the rate of 4.5% per annum.

3. MISCELLANEOUS.

      AMENDMENT AND MODIFICATION. This Agreement may be amended, modified and supplemented only by a written instrument signed by all of the parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

      ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

      SEVERABILITY. If any provision of this Agreement shall be determined to be invalid or unenforceable under law, such determination shall not affect the validity or enforceability of the remaining provisions of this Agreement.

      GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such state.

      COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                MEGADATA CORPORATION
                                35 Orville Drive
                                Bohemia, New York 11716


                                BY: /S/ JAMES T. BARRY
                                ------------------------------------------------
                                    NAME: JAMES T. BARRY
                                    TITLE: PRESIDENT AND CHIEF EXECUTIVE OFFICER


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

                                BY: /S/ JEFFREY P. DEVANEY
                                ------------------------------------------------
                                NAME: JEFFREY P. DEVANEY
                                TITLE: CHIEF FINANCIAL OFFICER

                                LENDER
                                G.S. Beckwith Gilbert
                                35 Vista Drive
                                Greenwich, Connecticut 06830


                                BY: /S/ G.S. BECKWITH GILBERT
                                ------------------------------------------------
                                NAME: G.S. BECKWITH GILBERT


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

                                                                       EXHIBIT A

                             SECURED PROMISSORY NOTE

$9,989,880                                                New York, New York
                                                          AS OF NOVEMBER 1, 2005

      For value received, MEGADATA CORPORATION, a New York corporation (hereinafter referred to as "Borrower"), hereby unconditionally PROMISES TO PAY to the order of G.S. Beckwith Gilbert ("Lender"), or his permitted assigns, to an account designated by Lender, in lawful money of the United States of America and in immediately available funds, the principal sum of nine million nine hundred eighty-nine thousand and nine hundred ninety dollars ($9,989,990) together with interest on the unpaid principal amount of this note at the rate of 4.5% per annum.

      The principal amount evidenced hereby will be repaid in full on November 1, 2006. All accrued and unpaid interest hereunder as of November 1, 2006, shall be payable on such date.

      Notwithstanding the foregoing, the principal amount of the indebtedness evidenced hereby together with all accrued interest shall be immediately due and payable upon written notice to Borrower from Lender upon the happening of any of the following Events of Default:

            (a) Any representation or warranty in the Securities Purchase Agreement, dated September 18, 1996, between Borrower and Lender shall be untrue or incorrect in any material respect;

            (b) Any of the assets of Borrower shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of Borrower and shall remain unstayed or undismissed for thirty (30) consecutive days; or any person other than Borrower shall apply for the appointment of a receiver, trustee or custodian for any of the assets of Borrower and shall remain unstayed or undismissed for thirty
      (30) consecutive days; or Borrower shall have concealed, removed or permitted to be concealed or removed, any part of its property, with the intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law;

            (c) A case or proceeding shall have been commenced against Borrower in a court having competent jurisdiction seeking a decree or order in respect of Borrower (i) under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Borrower or of any substantial part of its properties, or
      (iii) ordering the winding-up or liquidation of the affairs of Borrower and such case or proceeding shall remain undismissed or unstayed for thirty (30) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding;


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            (d) Borrower shall (i) file a petition seeking relief under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator
      (or similar official) of Borrower or of any substantial part of its properties, (iii) fail generally to pay its debts as such debts become due, or (iv) take any corporate action in furtherance of any such action;

            (e) Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $100,000 in the aggregate shall be rendered against Borrower and the same shall not be vacated, stayed, bonded, paid or discharged for a period of thirty (30) days; or

            (f) Any other event shall have occurred which would have a material adverse effect on Borrower or its assets or financial condition in Lender's reasonable judgment and Lender shall have given Borrower at least twenty (20) days notice thereof.

      As security for any and all liabilities of the Borrower to Lender, now existing or hereafter arising hereunder, or otherwise, Lender is hereby given a lien upon and a security interest in any and all moneys or other property (i.e., goods and merchandise, as well as any and all documents relative thereto; also, funds, securities, chooses in action and any and all other forms of property whether real, personal or mixed, and any right, title or interest of the Borrower therein or thereto), and/or the proceeds thereof, including (without limitation of the foregoing) that in safekeeping or in which Borrower may have any interest. In the event of the happening of any one or more Events of Default, Lender shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in New York State at that time and, in addition thereto, the Borrower further agrees that (1) in the event that notice is necessary, written notice delivered to the Borrower at its principal executive offices ten business days prior to the date of public sale of the property subject to the lien and security interest created herein or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient, (2) in the event of sale or other disposition of such property, Lender may apply the proceeds of any such sale or disposition to the satisfaction of Lenders reasonable attorneys' fees, legal expenses and other costs and expenses incurred in connection with the retaking, holding, preparing for sale, and selling of the property, and (3) without precluding any other methods of sale, the sale of property shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property.

      Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.


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      This Note has been executed, delivered and accepted in the State of New
York and shall be interpreted, governed by, and construed in accordance with, the laws of the State of New York.

                                              MEGADATA CORPORATION


                                              BY: /S/ JEFFREY P. DEVANEY
                                              ----------------------------------
                                                  JEFFREY P. DEVANEY
                                                  TITLE: CHIEF FINANCIAL OFFICER

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MEGADATA CORPORATION


                                              By: /s/ Jeffrey P. Devaney
                                                  ------------------------------
                                                  Name: Jeffrey P. Devaney
                                                  Title: Chief Financial Officer

Date: February 1, 2006